                                                                     EXHIBIT 4.2



================================================================================


                        REMINGTON OIL AND GAS CORPORATION


                                       AND


                           [_________________________]

                                            Trustee

                                  -------------



                                    INDENTURE

                         DATED AS OF ____________, 200__



                                  -------------



                          SUBORDINATED DEBT SECURITIES




================================================================================

                        REMINGTON OIL AND GAS CORPORATION

   RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939, AS AMENDED, AND
                    INDENTURE, DATED AS OF SEPTEMBER 1, 1997

 TRUST INDENTURE
   ACT SECTION                                                                                              INDENTURE SECTION
Section 310 (a)(1)            ..........................................................................  609.
            (a)(2)            ..........................................................................  609
            (a)(3)            ..........................................................................  Not Applicable
            (a)(4)            ..........................................................................  Not Applicable
            (a)(5)            ..........................................................................  609
            (b)               ..........................................................................  608
Section 311                   ..........................................................................  613
Section 312 (a)               ..........................................................................  701
                              ..........................................................................  702(a)
            (b)               ..........................................................................  702(b)
            (c)               ..........................................................................  702(c)
Section 313 (a)               ..........................................................................  703
            (b)               ..........................................................................  *
            (c)               ..........................................................................  *
            (d)               ..........................................................................  703
Section 314 (a)               ..........................................................................  704
            (a)(4)            ..........................................................................  1006
            (b)               ..........................................................................  Not Applicable
            (c)(1)            ..........................................................................  102
            (c)(2)            ..........................................................................  102
            (c)(3)            ..........................................................................  Not Applicable
            (d)               ..........................................................................  Not Applicable
            (e)               ..........................................................................  102
Section 315 (a)               ..........................................................................  601(a)
            (b)               ..........................................................................  602
            (c)               ..........................................................................  601(b)
            (d)               ..........................................................................  601(c)
            (d)(1)            ..........................................................................  601(a)(1)
            (d)(2)            ..........................................................................  601(c)(2)
            (d)(3)            ..........................................................................  601(c)(3)
            (e)               ..........................................................................  514
Section 316 (a)               ..........................................................................  101
            (a)(1)(A)         ..........................................................................  502, 512
            (a)(1)(B)         ..........................................................................  513
            (a)(2)            ..........................................................................  Not Applicable
            (b)               ..........................................................................  508
            (c)               ..........................................................................  104(d)
Section 317 (a)(1)            ..........................................................................  503
            (a)(2)            ..........................................................................  504
            (b)               ..........................................................................  1003
Section 318 (a)               ..........................................................................  107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

* Deemed included pursuant to Section 318(c) of the Trust Indenture Act

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----

PARTIES...........................................................................................................1
RECITALS OF THE COMPANY...........................................................................................1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................1

   SECTION 101.         DEFINITIONS...............................................................................1
   SECTION 102.         COMPLIANCE CERTIFICATES AND OPINIONS......................................................7
   SECTION 103.         FORM OF DOCUMENTS DELIVERED TO TRUSTEE....................................................7
   SECTION 104.         ACTS OF HOLDERS...........................................................................8
   SECTION 105.         NOTICES, ETC., TO TRUSTEE AND COMPANY.....................................................9
   SECTION 106.         NOTICE TO HOLDERS; WAIVER.................................................................9
   SECTION 107.         CONFLICT WITH TRUST INDENTURE ACT........................................................10
   SECTION 108.         EFFECT OF HEADINGS AND TABLE OF CONTENTS.................................................10
   SECTION 109.         SUCCESSORS AND ASSIGNS...................................................................10
   SECTION 110.         SEPARABILITY CLAUSE......................................................................10
   SECTION 111.         BENEFITS OF INDENTURE....................................................................10
   SECTION 112.         GOVERNING LAW............................................................................10
   SECTION 113.         LEGAL HOLIDAYS...........................................................................10

ARTICLE TWO SECURITY FORMS.......................................................................................11

   SECTION 201.         FORMS GENERALLY..........................................................................11
   SECTION 202.         FORM OF FACE OF SECURITY.................................................................11
   SECTION 203.         FORM OF REVERSE OF SECURITY..............................................................14
   SECTION 204.         GLOBAL SECURITIES........................................................................18
   SECTION 205.         FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..........................................19
   SECTION 206.         FORM OF NOTICE OF CONVERSION.............................................................20

ARTICLE THREE THE SECURITIES.....................................................................................21

   SECTION 301.         AMOUNT UNLIMITED; ISSUABLE IN SERIES.....................................................21
   SECTION 302.         DENOMINATIONS............................................................................23
   SECTION 303.         EXECUTION, AUTHENTICATION, DELIVERY AND DATING...........................................24
   SECTION 304.         TEMPORARY SECURITIES.....................................................................25
   SECTION 305.         REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE......................................26
   SECTION 306.         MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.........................................28
   SECTION 307.         PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...........................................29
   SECTION 308.         PERSONS DEEMED OWNERS....................................................................30
   SECTION 309.         CANCELLATION.............................................................................30
   SECTION 310.         COMPUTATION OF INTEREST..................................................................31
   SECTION 311.         CUSIP NUMBERS............................................................................31

ARTICLE FOUR SATISFACTION AND DISCHARGE..........................................................................31

   SECTION 401.         SATISFACTION AND DISCHARGE OF INDENTURE..................................................31
   SECTION 402.         APPLICATION OF TRUST MONEY...............................................................32

ARTICLE FIVE REMEDIES............................................................................................33

   SECTION 501.         EVENTS OF DEFAULT........................................................................33
   SECTION 502.         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.......................................34
   SECTION 503.         COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..........................35
   SECTION 504.         TRUSTEE MAY FILE PROOFS OF CLAIM.........................................................36
   SECTION 505.         TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES..............................36
   SECTION 506.         APPLICATION OF MONEY COLLECTED...........................................................37
   SECTION 507.         LIMITATION ON SUITS......................................................................37
   SECTION 508.         UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST................38
   SECTION 509.         RESTORATION OF RIGHTS AND REMEDIES.......................................................38
   SECTION 510.         RIGHTS AND REMEDIES CUMULATIVE...........................................................38
   SECTION 511.         DELAY OR OMISSION NOT WAIVER.............................................................38
   SECTION 512.         CONTROL BY HOLDERS.......................................................................38
   SECTION 513.         WAIVER OF PAST DEFAULTS..................................................................39
   SECTION 514.         UNDERTAKING FOR COSTS....................................................................39
   SECTION 515.         WAIVER OF USURY, STAY OR EXTENSION LAWS..................................................39

ARTICLE SIX THE TRUSTEE..........................................................................................40

   SECTION 601.         CERTAIN DUTIES AND RESPONSIBILITIES......................................................40
   SECTION 602.         NOTICE OF DEFAULTS.......................................................................41
   SECTION 603.         CERTAIN RIGHTS OF TRUSTEE................................................................41
   SECTION 604.         NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES...................................42
   SECTION 605.         MAY HOLD SECURITIES......................................................................43
   SECTION 606.         MONEY HELD IN TRUST......................................................................43
   SECTION 607.         COMPENSATION AND REIMBURSEMENT...........................................................43
   SECTION 608.         DISQUALIFICATION; CONFLICTING INTERESTS..................................................44
   SECTION 609.         CORPORATE TRUSTEE REQUIRED; ELIGIBILITY..................................................44
   SECTION 610.         RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR........................................44
   SECTION 611.         ACCEPTANCE OF APPOINTMENT BY SUCCESSOR...................................................46
   SECTION 612.         MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS..............................47
   SECTION 613.         PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY........................................47
   SECTION 614.         APPOINTMENT OF AUTHENTICATING AGENT......................................................47

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................................49

   SECTION 701.         COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS................................49
   SECTION 702.         PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS...................................49
   SECTION 703.         REPORTS BY TRUSTEE.......................................................................50
   SECTION 704.         REPORTS BY COMPANY.......................................................................51

ARTICLE EIGHT CONSOLIDATION, MERGER AND SALE.....................................................................51

   SECTION 801.         COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.....................................51
   SECTION 802.         SUCCESSOR SUBSTITUTED....................................................................51

ARTICLE NINE SUPPLEMENTAL INDENTURES.............................................................................52

   SECTION 901.         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.......................................52
   SECTION 902.         SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS..........................................53

   SECTION 903.         EXECUTION OF SUPPLEMENTAL INDENTURES.....................................................54
   SECTION 904.         EFFECT OF SUPPLEMENTAL INDENTURES........................................................54
   SECTION 905.         CONFORMITY WITH TRUST INDENTURE ACT......................................................55
   SECTION 906.         REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.......................................55
   SECTION 907.         SUBORDINATION UNIMPAIRED.................................................................55

ARTICLE TEN COVENANTS............................................................................................55

   SECTION 1001.        PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST...............................................55
   SECTION 1002.        MAINTENANCE OF OFFICE OR AGENCY..........................................................55
   SECTION 1003.        MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST........................................56
   SECTION 1004.        CORPORATE EXISTENCE......................................................................57
   SECTION 1005.        STATEMENT BY OFFICERS AS TO DEFAULT......................................................57
   SECTION 1006.        WAIVER OF CERTAIN COVENANTS..............................................................58

ARTICLE ELEVEN REDEMPTION OF SECURITIES..........................................................................58

   SECTION 1101.        APPLICABILITY OF ARTICLE.................................................................58
   SECTION 1102.        ELECTION TO REDEEM; NOTICE TO TRUSTEE....................................................58
   SECTION 1103.        SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED........................................58
   SECTION 1104.        NOTICE OF REDEMPTION.....................................................................59
   SECTION 1105.        DEPOSIT OF REDEMPTION PRICE..............................................................60
   SECTION 1106.        SECURITIES PAYABLE ON REDEMPTION DATE....................................................60
   SECTION 1107.        SECURITIES REDEEMED IN PART..............................................................60

ARTICLE TWELVE SINKING FUNDS.....................................................................................60

   SECTION 1201.        APPLICABILITY OF ARTICLE.................................................................60
   SECTION 1202.        SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES....................................61
   SECTION 1203.        REDEMPTION OF SECURITIES FOR SINKING FUND................................................61

ARTICLE THIRTEEN DEFEASANCE......................................................................................61

   SECTION 1301.        APPLICABILITY OF ARTICLE.................................................................61
   SECTION 1302.        LEGAL DEFEASANCE.........................................................................62
   SECTION 1303.        COVENANT DEFEASANCE......................................................................64
   SECTION 1304.        DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST......................66
   SECTION 1305.        REPAYMENT TO COMPANY.....................................................................66

ARTICLE FOURTEEN SUBORDINATION OF SECURITIES.....................................................................66

   SECTION 1401.        SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS............................................66
   SECTION 1402.        PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC., OF COMPANY..............................67
   SECTION 1403.        NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT IN PAYMENT................................68
   SECTION 1404.        PAYMENT PERMITTED IF NO DEFAULT..........................................................68
   SECTION 1405.        SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS..................................68
   SECTION 1406.        PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS..............................................68
   SECTION 1407.        TRUSTEE TO EFFECTUATE SUBORDINATION......................................................69
   SECTION 1408.        NO WAIVER OF SUBORDINATION PROVISIONS....................................................69
   SECTION 1409.        NOTICE TO TRUSTEE........................................................................69
   SECTION 1410.        RELIANCE ON CERTIFICATE OF LIQUIDATING AGENT.............................................70

   SECTION 1411.        TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.................................70

ARTICLE FIFTEEN CONVERSION OF SECURITIES.........................................................................71

   SECTION 1501.        APPLICABILITY; CONVERSION PRIVILEGE AND CONVERSION PRICE.................................71
   SECTION 1502.        EXERCISE OF CONVERSION PRIVILEGE.........................................................71
   SECTION 1503.        FRACTIONS OF SHARES......................................................................72
   SECTION 1504.        ADJUSTMENT OF CONVERSION PRICE...........................................................72
   SECTION 1505.        NOTICE OF ADJUSTMENTS OF CONVERSION PRICE................................................74
   SECTION 1506.        NOTICE OF CERTAIN CORPORATE ACTION.......................................................75
   SECTION 1507.        COMPANY TO RESERVE COMMON STOCK..........................................................75
   SECTION 1508.        TAXES ON CONVERSIONS.....................................................................76
   SECTION 1509.        COVENANT AS TO COMMON STOCK..............................................................76
   SECTION 1510.        CANCELLATION OF CONVERTED SECURITIES.....................................................76
   SECTION 1511.        PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS............................76



NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                     PARTIES

         INDENTURE, dated as of _____________, 200__, between REMINGTON OIL AND GAS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211, and [_______________________], a ___________________ banking corporation (herein called the "Trustee").

                            RECITALS OF THE COMPANY:

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         Now, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company authorized to take such action by the Board of Directors as evidenced by a Board Resolution.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or senior officer, and delivered to the Trustee.

         "Conversion Price" has the meaning specified in Section 1501.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered and which, at the date hereof, is located at
______________________________________.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for the Securities of such series by the Company pursuant to Section 301.

         "Event of Default" has the meaning specified in Section 501.

         "Foreign Currency" means a currency used by the government of a country other than the United States of America.

         "Funded Debt" means all indebtedness for money borrowed which is not by its terms subordinated in right of payment to the prior payment in full of the Securities, having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being (i) renewable or extendible beyond 12 months from such date at the option of the obligor or (ii) issued in connection with a commitment by a bank or other financial institution to lend so that such indebtedness is treated as though it had a maturity in excess of 12 months pursuant to generally accepted accounting principles.

         "Global Security" means a Security evidencing all or part of a series of Securities, issued to and registered in the name of the Depositary for the Securities of such series or its nominee.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the President or senior officer of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (iv) Securities, except to the extent provided in Section 1302 or 1303, as the case may be, with respect to which the Company has effected defeasance as provided in Article Thirteen, which continues in effect; and

                  (v) Securities converted for Common Stock pursuant to Article Fifteen;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof on such date pursuant to Section 502, (B) the principal amount of a Security denominated in one or more currencies or currency units other than U.S. dollars shall be the U.S. dollar equivalent of such currencies or currency units, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent (as so determined) on the date of original issuance of such Security of the amount determined as provided in Clause (A) above) of such Security, and (C) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned as described in Clause (C) of the immediately preceding sentence which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by
Section 301 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as contemplated by
Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal", whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means principal of (and premium, if any) and unpaid interest on (a) indebtedness (secured or unsecured) incurred, assumed or guaranteed, directly or indirectly, by the Company either before, on or after the date of this Indenture and which is for money borrowed (including any obligation to pay or reimburse any bank in respect of letter of credit drawings, payment of drafts or similar transactions), or which is evidenced by notes, debentures, bonds or other similar securities whether or not for money borrowed, and (b) renewals, extensions or refundings of any such indebtedness, unless it is provided by the instrument creating, evidencing, renewing, extending or refunding the same or pursuant to which the same is outstanding, that such indebtedness is not senior in right of payment to the Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant. to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" has the meaning assigned to such term in
Section 1303(1).

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 102. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that. the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) If the Company shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date (which may be any date not less than 10 nor more than 60 days before such solicitation) for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities or a series thereof have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities or a series thereof shall be computed as of the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration, with a copy addressed to _____________________________________________________, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or sent by facsimile transmission to (214) 210-2650 and confirmed by voice at
         (214) 210-2643, in either case to the attention of Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provisions shall control.

Section 108 .Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of the Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 113. Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO
                                 SECURITY FORMS

Section 201. Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form or forms of Securities of any series is established by action taken pursuant to a Board Resolution, either an Officers' Certificate shall certify that such action shall have been duly taken or a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and, in either case, delivered together with the form of Securities to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         The forms of Global Securities of any series shall have such provisions and legends as are customary for Securities of such series in global form, including without limitation any legend required by the Depositary for the Securities of such series.

Section 202. Form of Face of Security.

         [If the Security is an Original Issue Discount Security, insert-FOR PURPOSES OF SECTION 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS
AMENDED, THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS ..............., THE ISSUE
DATE IS ..........., 19..... [AND] [,] THE YIELD TO MATURITY IS ...............
[,] [AND THE ORIGINAL ISSUE DISCOUNT FOR THE SHORT ACCRUAL PERIOD IS ...........
.... AND THE METHOD USED TO DETERMINE THE YIELD THEREFOR IS .........]]

         [Insert any other legend required by the United States Internal Revenue Code or the regulations thereunder].

         [If a Global Security,-insert legend required by Section 204 of the Indenture] [If applicable, insert - UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        REMINGTON OIL AND GAS CORPORATION

No .............                                                   $...........

         REMINGTON OIL AND GAS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to .... . . . . . . . . . . . . . . .
.. . . . . . ., or registered assigns, the principal sum of . . . . Dollars on
..... [If the Security is to bear interest prior to Maturity, insert-, and to pay interest thereon from . . . . . . . . . . or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, semi-annually on . . . . . . and . . . . . . in each year, commencing . . . . . ., at the rate of . . . . % per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the . . . . or . . . . (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

         [If the Security is not to bear interest prior to Maturity, insert-The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of . . . .% per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of . . . . % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         [If a Global Security, insert-Payment of the principal of (and premium, if any) and [if applicable, insert-any such] interest on this Security by transfer of immediately available funds to a bank account in ___________ designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [state other currency].]

         [If a Definitive Security, insert-Payment of the principal of (and premium, if any) and [if applicable, insert - any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts] [state other currency] [or subject to any laws or regulations applicable thereto and to the right of the Company (as provided in the Indenture) to rescind the
designation of any such Paying Agent, at the [main] offices of          in
and          in         , or at such other offices or agencies as the Company
may designate, by [United States Dollar] [state other currency] check drawn on, or transfer to a [United States Dollar] account maintained by the payee with, a bank in The City of New York (so long as the applicable Paying Agency has received proper transfer instructions in writing at least [ ] days prior to the payment date)] [if applicable, insert-; provided, however, that payment of interest may be made at the option of the Company by [United States Dollar] [state other currency] check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register] [or by transfer to a [United States Dollar] [state other currency] account maintained by the payee with a bank in The City of New York [state other Place of Payment] (so long as the applicable Paying Agent has received proper transfer instructions in writing by the Record Date prior to the applicable Interest Payment Date)].]

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                               REMINGTON OIL AND GAS CORPORATION


                                               By:
                                                   -----------------------------
Attest:


---------------------------

Section 203. Form of Reverse of Security.

         This Security is one of a duly authorized issue of subordinated securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ______________, 200__ (herein called the "Indenture"), between the Company and [ ] (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $ . . . . . . . . ].

[If applicable, insert-Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on .. or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the [principal amount hereof] [If the Security is an Original Issue Discount Security, insert appropriate amount], or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at an initial Conversion Price equal to
$..... per share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, together with the conversion notice hereon duly executed, to the Company at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, at which the principal of (and premium, if any) and interest on this Security shall be payable, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date unless this Security or the portion hereof being converted has been called for redemption on a Redemption Date within such period, also accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment by the Holder hereof and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any

Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no payment or adjustment is to be made on conversion for interest accrued hereon or (with certain exceptions provided in the Indenture) for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger, sale or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).].

[If applicable, insert-The Securities of this series are subject to redemption upon not less than ... days' notice by mail, [if applicable, insert, - (1) on .
.. . . . . . . . . . . . . in any year commencing with the year . . . . and ending with the year . . . . through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) ] at any time [on or after . . . . . . . . . ., 20. . . ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before . . . . . . . .
.. . . . . . . , . . . . . %, and if redeemed] during the 12-month period beginning . . . . . . . . of the years indicated,

                                           REDEMPTION                                            REDEMPTION
                 YEAR                        PRICE                         YEAR                     PRICE
                 ----                      ----------                      ----                  ----------



and thereafter at a Redemption Price equal to . . . . . % of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or otherwise) ] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert-The Securities of this series are subject to redemption upon not less than... nor more than ... days' notice by mail, (1) on
.. . . . . . . . in any year commencing with the year . . . . and ending with the year . . . . through operation of the sinking fund for this series at the
Redemption Prices for redemption through operation of the sinking fund
(expressed as percentages of the principal amount) set forth in the table below, and (2) at anytime [on or after . . . . . . . . . . ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning . . . . . . . . . . . . . . of the years indicated,

                                                                                 REDEMPTION PRICE
                            REDEMPTION PRICE                                      FOR REDEMPTION
                             FOR REDEMPTION                                         OTHERWISE
                           THROUGH OPERATION                                       THAN THROUGH
                                OF THE                                           OPERATION OF THE
      YEAR                    SINKING FUND                                          SINKING FUND
      ----                 -----------------                                     ----------------




and thereafter at a Redemption Price equal to . . . . % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert-Notwithstanding the foregoing, the Company may not, prior to . . . . . . . . . ., redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than . . . .% per annum.]

         [If applicable, insert-The sinking fund for this series provides for the redemption on . . . . . . . . . . . . in each year beginning with the year .
.. . . and ending with the year . . . . of [not less than] $ . . . . . . . . . .
.. . [ ("mandatory sinking fund") and not more than $ . . . . . . . . . . . . ]
aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments or converted into Common Stock or otherwise acquired by the Company may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made - in the inverse order in which they become due.]

         [If the Securities are subject to redemption in part of any kind, insert-In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If the Security is not an Original Issue Discount Security,-If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security,-If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

The Securities are subordinated to Senior Indebtedness (as such term is defined in the Indenture) on the terms and conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

         [If a Global Security, insert-This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.

         The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.]

         [If a Definitive Security, insert-As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in [if applicable, insert-any place where the principal of (and premium, if any) and interest on this Security are payable] [if applicable, insert-The City of New York [, or, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Indenture) to rescind the
designation of any such transfer agent, at the [main] offices of            in
             and in                      or at such other offices or agencies as
the Company may designate]], duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

         The Securities of this series are issuable only in registered form without coupons in denominations of U.S. $ . . . . . . . . and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

         The Indenture provides that the Company (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Global Securities.

         Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING
                  OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY

                  MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

         If Securities of a series are issuable in whole or in part in the form of one or more Global Securities, as specified as contemplated by Section 301, then, notwithstanding Clause (9) of Section 301 and the provisions of Section 302, any Global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased, as the case may be, to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any reduction or increase in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a Company Order. Subject to the provisions of Sections 303, 304 and 305, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in a Company Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel).

         The provisions of the last sentence of Section 303 shall apply to any Security represented by a Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with a Company Order (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction or increase, as the case may be, in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

Section 205. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate(s) of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                     [              ],
                                                     as Trustee


                                                     By:
                                                        ------------------------
                                                        Authorized Officer

Section 206. Form of Notice of Conversion.

                               ELECTION TO CONVERT

         TO REMINGTON OIL AND GAS CORPORATION:

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security or the portion hereof below designated into shares of Common Stock of REMINGTON OIL AND GAS CORPORATION in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for a fractional share, be issued and delivered to the Holder of this Security, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid, and any executed instruments of transfer required to be delivered by the undersigned in connection with such conversion accompanies this Security.

         Dated
               ---------------------------------------

         If shares are to be issued otherwise than to the Holder, please print name, address, city, state, zip code and social security or other identifying number of such person.

         ------------------------------------------
                    SOC SEC NO OR EIN

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         Please print name and address

                  (including zip code number)

         ------------------------------------------

                       Signature(s)



         ------------------------------------------

         [Signature(s) must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever]

         Portion to be converted (in multiples of $1,000 if less than all)

         $                                     ,000

         ------------------------------------------

                                  ARTICLE THREE
                                 THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities) and which may be part of a series of Securities previously issued;

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula or provision pursuant to which such rate or rates are determined, the date or dates from which such interest shall accrue, the basis on which interest shall be calculated if other than a 360-day year consisting of twelve 30-day months, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices, and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the terms and conditions, if any, pursuant to which the Securities of the series are convertible into or exchangeable for Common Stock or any other security or property of the Company, including, without limitation, securities of another Person held by the Company or its affiliates;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (12) if other than the currency of the United States of America, the currency or currencies, including composite currencies, currency units, Foreign Currency, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable, and the manner in which any such currencies shall be valued against other currencies in which any other Securities shall be payable;

                  (13) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (14) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Securities, which Depositary shall be, if then required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (15) any deletions from, modifications of or additions to Events of Default set forth in Section 501 or covenants of the Company set forth in Article Ten with respect to the Securities of such series; and

                  (16) whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem the Securities of the series rather than pay such additional amounts;

                  (17) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions; and

                  (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         Securities of any one series may, without the consent of the Holders of such series, be issued at various times, may, without the consent of the Holders of such series, be reopened for the issuance of additional Securities of such series and shall be substantially identical, except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         At the election of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, an Officers' Certificate shall certify that such action shall have been duly taken or a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series subject to a Periodic Offering, such Board Resolution or Officer's Certificate may provide general terms for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company, or one or more of the Company's agents designated in an Officer's Certificate, in accordance with a Company Order.

Section 302. Denominations.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its President or senior officer under its corporate seal reproduced thereon attested by its Secretary. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, thereafter promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive such documents as it may reasonably request. The Trustee shall also be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form or forms of such Securities has been established in or pursuant to a Board Resolution as permitted by
         Section 201, that each such form has been established or will, when established in compliance with the Company Order, be established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering will be, established in or pursuant to a Board Resolution as permitted by
         Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering will be, established or will, when established in compliance with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization, liquidation, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equity principles, (ii) rights of acceleration, if any, and (iii) the availability of equitable remedies may be limited by equitable principles of general application, and such counsel need express no opinion with regard to the enforceability of Section 607 or of a judgment denominated in a currency other than U.S. Dollars, and (iv) to such other matters as shall be specified in such Opinion of Counsel.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept in the office or agency of the Company in the Borough of Manhattan, the City of New York required by Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. _______ is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may at any time replace such Security Registrar, change such office or agency or act as its own Security Registrar. The Company will give prompt written notice to the Trustee of any change of the Security Registrar or of the location of such office or agency.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series and tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at, the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Notwithstanding any other provisions of this Indenture and except as otherwise specified with respect to any particular series of Securities as contemplated by Section 301, a Global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. The Trustee and the Company shall treat the Depositary or its nominee as the Holder of Global Securities for all purposes hereof. Every Security authenticated and delivered upon registration or transfer of or in exchange for or in lieu of, a Global Security shall be a Global Security except as provided in the two paragraphs immediately following.

         If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible to continue as Depositary under Section 101 or ceases to be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 301 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

         The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of the definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

         If specified by the Company pursuant to Section 301 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Securities in definitive registered form, shall authenticate and deliver, without service charge,

         (1) to the Person specified by such Depositary a new Security or Securities of the same series and terms, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

         (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (1) above.

         Every Person who takes or holds any beneficial interest in a Global Security agrees that:

                  (a) the Company and the Trustee may deal with the Depositary as sole owner of the Global Security and as the authorized representative of such Person;

                  (b) such Person's rights in the Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Person and the Depositary and/or direct and indirect participants of the Depositary;

                  (c) the Depositary and its participants make book-entry transfers of beneficial ownership among, and receive and transmit distributions of principal and interest on the Global Securities to, such Persons in accordance with their own procedures; and

                  (d) none of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special

         Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Security or portion thereof which is surrendered for conversion after the Regular Record Date next preceding any Interest Payment Date and on or prior to such next succeeding Interest Payment Date (unless such Security or portion thereof which is being surrendered for conversion has been called for redemption on a Redemption Date within such period), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date provided, however, that such payment of interest shall be subject to the payment to the Company by the Holder of such Security or portion thereof surrendered for conversion (such payment to accompany such surrender) of an amount equal to the amount of such interest, in accordance with Section 1502. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

Section 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the

Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Securities be returned to it.

Section 310. Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (in addition to the other identification numbers printed on the Securities), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such "CUSIP" numbers.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to the Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, 606 and 1002 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

Section 501. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body)

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the payment of any sinking fund payments, when and as due by the terms of a Security of that series, and continuance of such default for a period of 60 days; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default by the Company in the payment of any principal of any Funded Debt of the Company outstanding in an aggregate principal amount in excess of $25,000,000 as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its stated maturity unless such default shall be cured, by payment or otherwise, within 30 days after the receipt by the Company of written notice of such default from the Trustee or from the Holders of at least 5% in principal amount of the Outstanding Securities of that series; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series in accordance with Section 301.

Section 502. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by
Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Security or any deposit of any sinking fund payment when such interest or deposit becomes due and payable and such default continues for a period of 60 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property- of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: Subject to Article Fourteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: The balance, if any, to the Company.

Section 507. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right. and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall determine that the proceeding so directed would involve the Trustee in personal liability.

Section 513. Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except

                  (1) a continuing default in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

                  (2) a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant, other than the Trustee, in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but (1) the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515. Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and as are provided by the Trust Indenture Act, and, except for implied covenants or obligations under the Trust Indenture Act, no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (i) the Trustee shall be entitled to the rights and protections afforded to the Trustee pursuant to this Article Six in acting as a Paying Agent or Security Registrar hereunder.

Section 604. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act and Sections 608, 609 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607. Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                  (3) to indemnify each of the Trustee and its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services of the Trustee are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 607 shall survive the satisfaction and discharge of this Indenture and the defeasance of the Securities.

Section 608. Disqualification; Conflicting Interests.

         Reference is made to Section 310 (b) of the Trust Indenture Act. There shall be excluded from the operation of Section 310(b) (1) of the Trust Indenture Act this Indenture with respect to the Securities of more than one series.

Section 609. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $150,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

Section 610. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
         Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trust Indenture Act.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613. Preferential Collection of Claims Against Company.

         Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b),

                  (1) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (2) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614. Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 614, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to one or more series is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           [             ],
                                           As Trustee


                                           By:
                                               ---------------------------------
                                               As Authenticating Agent


                                           By:
                                               ---------------------------------
                                               Authorized Signatory

                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date for a series of Securities, a list for such series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished with respect to such series of Securities.

Section 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                           (i) afford such applicants access to the information
                  preserved at the time by the Trustee in accordance with
                  Section 702(a), or

                           (ii) inform such applicants as to the approximate
                  number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702 (a) , and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702 (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703. Reports by Trustee.

         Any Trustee's report required pursuant to Section 313(a) of the Trust Indenture Act shall be dated as of August 1, and shall be transmitted within 60 days after August 1 of each year, commencing with the year 200__, by mail to all Holders, as their names and addresses appear in the Security Register. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704. Reports by Company.

         The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or pursuant to Section 314 of the Trust Indenture Act.

                                  ARTICLE EIGHT
                         CONSOLIDATION, MERGER AND SALE

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (1) (A) in the case of a merger, the Company is the surviving entity, or (B) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have expressly provided for conversion rights in accordance with Section 1511 in respect of any series of Outstanding Securities with conversion rights;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Substituted.

         Upon any consolidation of the Company with or merger of the Company into, any other person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor person had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be appropriate for the benefit of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; or

                  (3) to add any additional Events of Default in respect of all or any series of Securities; or

                  (4) to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (8) to make provision with respect to the conversion rights, if any, of Holders of Securities pursuant to the requirements of Article Fifteen hereof; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 902. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any

         Security or any premium or the interest thereon is payable, or impair the right to institute ..suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any security as provided in Article Fifteen or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 902, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this Clause (3) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611 (b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Subordination Unimpaired.

         No supplemental indenture executed pursuant to this Article Nine shall adversely affect the rights of any holder of Senior Indebtedness under Article Fourteen without the consent of such holder.

                                   ARTICLE TEN
                                    COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

         The Company will maintain in the Borough of Manhattan, The City of New York and in each other Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Except as otherwise specified with respect to a series of Securities as contemplated by Section 301, the Company hereby initially designates as the Place of Payment for each series of Securities The City and State of New York, and initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each such purpose in such city.

Section 1003. Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. For purposes of this Section 1003, should a due date for principal of (and premium, if any), interest on, or sinking fund payment with respect to any series of Securities not be on a Business Day, such payment shall be due on the next Business Day without any interest for the period from the due date until such Business Day.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to any applicable escheat or abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for one year after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Corporate Existence

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005. Statement by Officers as to Default.

         Annually, within 120 days after the close of each fiscal year beginning with the fiscal year ending December 31, 200__, the Company will deliver to the Trustee a brief certificate (which shall not be deemed to be an Officers' Certificate within the meaning of this Indenture and need not conform with any of the provisions of Section 102) from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance (without regard to any period of grace or requirement of notice provided herein) with all conditions and covenants under the Indenture, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature thereof.

Section 1006. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 or 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         A waiver which changes or eliminates any term, provision or condition of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such term, provision or condition, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article Eleven.

Section 1102. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (1) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (2) pursuant to an election of the Company that is subject to a condition specified in the terms of the Securities of the series to be redeemed, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 40 days prior to the Redemption Date by the

Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105. Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified with respect to Securities of any series as contemplated in Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

Section 1201. Applicability of Article.

         The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been acquired or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments or which have been converted into Common Stock or otherwise acquired by the Company pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN
                                   DEFEASANCE

Section 1301. Applicability of Article.

         The provisions of this Article Thirteen shall be applicable to each series of Securities except as otherwise specified as contemplated by Section 301 for Securities of such series.

Section 1302. Legal Defeasance.

         In addition to discharge of the Indenture pursuant to Section 401, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in Clause (1) below (and the Trustee, at the expense of the Company, shall upon a Company Request execute proper instruments acknowledging same), and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Thirteen, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any, on) and interest on and each installment of principal of (and premium, if any, on) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to Clause (3) below, and (B) any mandatory sinking fund or analogous payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S.



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

         Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  (2) The Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or
         (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred.

                  (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit.

                  (5) Such defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in
         Section 310(b) of the Trust Indenture Act with respect to any securities of the Company.

                  (6) Such defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (7) Such defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

                  (8) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

                  (9) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

         For this purpose, such defeasance means that the Company and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1304 and the rights and obligations referred to in Clauses (A) through (D), inclusive, of the first paragraph of this Section, and to have satisfied all



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

its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

         Notwithstanding the foregoing, if an Event of Default specified in Subsection 501(5) or 501(6), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in Clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 1302 and such deposit shall be rescinded and annulled, and the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

Section 1303. Covenant Defeasance.

         The Company and any other obligor, if any, shall be released on the 91st day after the date of the deposit referred to in Clause (1) below from its obligations under Sections 704, 801 and 1004 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed Outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this Section 1303;

                  (1) The Company has irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of (and premium, if any, on) and interest on and each installment of principal of (and premium, if any, on) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest, as the case may be, or on any Redemption Date established pursuant to Clause (2) below, and (B) any mandatory sinking fund payments on the date on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series.

                  (2) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (3) No Event of Default or event which with notice or lapse of time or both would become an Event Default shall have occurred and be continuing on the date of such deposit.

                  (4) The Company shall have delivered to the Trustee an Opinion of Counsel which shall confirm that the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred.

                  (5) Such defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in
         Section 310(b) of the Trust Indenture Act with respect to any securities of the Company.

                  (6) Such defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (7) Such defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

                  (8) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

                  (9) The Company shall have delivered to the Trustee an Officer's Certificate stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

         Notwithstanding the foregoing, if an Event of Default specified in Subsection 501(5) or 501(6), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in Clause (1) or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit, then, effective upon such occurrence, the defeasance pursuant to this Section 1303 and such deposit shall be rescinded and annulled, and the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions.



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

Section 1304. Deposited Money and U.S. Government Obligations to be Held in
Trust.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes of this Section 1304, the "Trustee") pursuant to Section 1302 or 1303 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1302 or 1303 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

Section 1305. Repayment to Company.

         The Trustee and any Paying Agent promptly shall pay or return to the Company upon Company Request any money and U.S. Government Obligations held by them at any time that are not required for the payment of the principal of and any interest on the Securities of any series for which money or U.S. Governmental Obligations have been deposited pursuant to Section 1302 or 1303.

         The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article Thirteen that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government obligations have been deposited pursuant to
Section 1302 or 1303.

                                ARTICLE FOURTEEN
                           SUBORDINATION OF SECURITIES

Section 1401. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth, the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

Section 1402. Payment Over of Proceeds Upon Dissolution, Etc., of Company.

         In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by the provisions of this Article upon the Senior Indebtedness and the holders thereof with respect to the Securities and the Holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such case or proceeding in respect of the Securities, except securities of the Company which are subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness then outstanding.

         If, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment or distribution of any kind or character, whether in cash, property or securities (other than as aforesaid), before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, agent or other Person making payment or distribution of assets or securities of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         If any Securities are declared due and payable before their Stated Maturity because of the occurrence of an Event of Default (under circumstances when the provisions of the foregoing paragraph shall not be applicable), the holders of the Senior Indebtedness outstanding at the time such Securities become due and payable because of such occurrence of an Event of Default shall be entitled to receive payment in full of all amounts due or to become due or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of the principal of (or premium, if any) or interest on the Securities.

         The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.



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

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1403. No Payment When Senior Indebtedness in Default in Payment.

                  (a) In the event, and during the continuation, of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable period of grace, unless and until such default in payment shall have been cured or waived or shall have ceased to exist, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment, then no payment of principal of (or premium, if any) or interest on the Securities shall be made by the Company; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by means of Securities redeemed or acquired prior to such default in payment or by means of conversion Securities.

Section 1404. Payment Permitted if No Default.

         Nothing contained in this Article Fourteen or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case or proceeding, or any dissolution or other winding up referred to in Section 1402 or under the other conditions described in Section 1402 or the conditions described in Section 1403 from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities if, at the time of such application, the Trustee did not have knowledge that such payment would have been prohibited by the provisions of this Article Fourteen.

Section 1405. Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Fourteen) to the rights of the holders of such Senior Indebtedness to receive payments or distributions from the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen, and no payments over pursuant to the provisions of this Article Fourteen to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 1406. Provisions Solely to Define Relative Rights.

         The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall effect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities of the Company otherwise payable or deliverable to the Trustee or such Holder.

Section 1407. Trustee to Effectuate Subordination.

         Each Holder of a Security by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1408. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fourteen or the obligations of the Holders of the Securities to the holders of the Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1409. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen, unless and until a responsible officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. If the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1410. Reliance on Certificate of Liquidating Agent.

         Upon any payment or distribution referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

Section 1411. Trustee Not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee's duties to holders of Senior Indebtedness are limited to those specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. The Trustee shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.



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

                                 ARTICLE FIFTEEN
                            CONVERSION OF SECURITIES

Section 1501. Applicability; Conversion Privilege and Conversion Price.

         Securities of any series which are convertible into Common Stock shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article Fifteen. Subject to and upon compliance with the provisions of this Article Fifteen, at the option of the Holder thereof, any Security (or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000) of any series that is convertible into Common Stock may be converted at the principal amount thereof, (or, with respect to Original Issue Discount Securities, at the amount determined pursuant to Section 301), or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest one-hundredth of a share) of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the date specified for Securities of such Series. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be the price specified in relation to Securities of such series pursuant to Section 301. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2),
(3), (4) and (7) of Section 1504.

Section 1502. Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, together with the conversion notice duly executed, at any office or agency of the Company maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such Securities or portions thereof have been called for redemption on a Redemption Date within such period) be accompanied by payment to the Company or its order, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities or portions thereof being surrendered for conversion. No payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or, except as provided in Section 1504, on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1503.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 1503. Fractions of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of whole shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price (determined as provided in the last sentence of paragraph 6 of Section 1504) at the close of business on the day of conversion.

Section 1504. Adjustment of Conversion Price.

                  (1) If the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and of which the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) If the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the market price (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business



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

         on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such market price and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

                  (3) If outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (4) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in paragraph (1) of this Section), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, of which the numerator shall be the market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination, reduced by the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets or evidence of indebtedness so distributed applicable to one share of Common Stock and of which the denominator shall be such market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

                  (5) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which



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         Section 1511 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination") within the meaning of paragraph (4) of this Section, and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (6) For the purpose of any computation under paragraphs (2) and (4) of this Section, the market price on any date shall be deemed to be the average of the daily market prices for the 10 consecutive Business Days selected by the Company commencing not less than ten nor more than 80 Business Days before the day in question. The closing price for each day shall be the last reported sales price regular way on the composite tape or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                  (7) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (1), (2), (3) and
         (4) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

Section 1505. Notice of Adjustments of Conversion Price.

         Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price in accordance with Section 1504 and shall prepare a certificate signed by the Treasurer or an Assistant Treasurer, the Controller or an Assistant Controller of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

                  (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be prepared by the Company, filed with the Trustee


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         and mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

Section 1506. Notice of Certain Corporate Action.

         If:

                  (a) the Company shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

                  (b) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company;

         or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, rights, warrants, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or the vote on any such action.

Section 1507. Company to Reserve Common Stock.

              The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.



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Section 1508. Taxes on Conversions.

         The Company will pay any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 1509. Covenant as to Common Stock.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable.

Section 1510. Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee for cancellation and the Trustee shall dispose of the same as provided in Section 309.

Section 1511. Provisions in Case of Consolidation, Merger or Sale of Assets.

         In case of any consolidation of the Company with, or merger of the Company into, any other corporation, any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1501, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company
(i) is not a corporation with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent corporation"), or an Affiliate of a constituent corporation and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a constituent corporation or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall



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provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.




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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                         REMINGTON OIL AND GAS CORPORATION
[SEAL]

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title
ATTEST:


----------------------------------
Corporate Secretary
                                         [                ],
                                               as Trustee
[SEAL]

                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:
ATTEST:


----------------------------------
Assistant Secretary




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